Second Quarter Fiscal 2015 Earnings Conference Call July 29, 2015 Exhibit 99.2

Forward-Looking Statements
This presentation includes “forward-looking statements,” including with respect to the initial public offering, within the meaning of Section 27A of the Securities Act and Section 21E of the Securities
Exchange Act of 1934, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-
looking information presented in this presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. You should review Univar’s filings with the Securities and Exchange
Commission for more information regarding the factors that could cause actual results to differ materially from these projections or expectations. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,”
“will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.
Regulation G:  Non GAAP Measures
The information presented herein regarding certain unaudited non GAAP measures does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Univar has included this non-GAAP information to assist in understanding the operating performance of the company and its operating segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Univar filings with the SEC has been reconciled with reported U.S. GAAP results.

World Leader in Chemical Distribution
2014 Revenue By End Market
2014 Revenue By Operating Segment
Global provider of basic and specialty
chemicals; innovative value-added
services
•
Net
Sales
$9.8
billion
–
Last
12
months
(LTM) 6/30/15
•
Adjusted
EBITDA
$634.0
million
-
LTM
6/30/15
#1 in North America and #2 in Europe
(a)
Strategically positioned for growth and
margin expansion
(a) Univar
and Brenntag
are the largest North American chemical distributors per “Specialty Chemical Distribution Market Update” (Boston Consulting Group; April 2014); market share measured based upon revenue per Univar
S-1 (USA + Canada) and Brenntag
2014 annual report.
Water treatment comprises 5% of total revenue
Oil, Gas &
Mining
17%
Coatings &
Adhesives
14%
Agricultural
Sciences
9%
Chemical
Food Ingredients
6%
Cleaning &
Sanitization
6%
3%
Pharmaceuticals
Rubber &
Plastics
1%
Other
29%
Manufacturing
8%
Personal Care
4%
Utilities
3%
USA
59%
EMEA
21%
Canada
15%
RoW
5%

Second Quarter 2015 Highlights
Strong Execution Despite Significant FX and Oil & Gas Headwinds
Adjusted
EBITDA
1
(4.4%)
•
Adjusted EBITDA Excl. FX
+1.5%
Margin
Expansion
1
•
Gross margin
+110 basis points
•
Adjusted EBITDA margin
+ 55 basis points
Attractive Bolt-on Acquisition
•
Key Chemical (April)
Initial Public Offering
•
40,250,000 shares of common stock (primary and secondary) and $350.0 million private placement
1
Variances to Q2 2014

Univar
-
Consolidated
Highlights
Successfully Offsetting
Headwinds
•
Large FX translation impact
•
Oil & Gas volume decline
•
Mix enrichment from industrial
chemicals and services
•
Gross Margin up
•
Conversion ratio up
1
•
Adjusted EBITDA margin up
Key Metrics:
$ in millions
2Q15
2Q14
Y/Y %
Net Sales
$2,510.1
$2,861.4
(12.3%)
Currency Neutral
--
--
(5.4%)
Gross Profit
$467.2
$500.5
(6.7%)
Currency Neutral
--
--
0.4%
Gross Margin
18.6%
17.5%
+110 bps
Adjusted EBITDA
$168.6
$176.4
(4.4%)
Currency Neutral
--
--
1.4%
Adjusted EBITDA
Margin
6.7%
6.2%
+55 bps
1
Defined as Adjusted EBITDA divided by Gross Profit

USA -
Highlights
Higher Profitability Outside
Oil & Gas
•
Strong performance in Industrial
Chemicals
•
Attractive growth in value-added
services (ChemPoint, ChemCare,
MiniBulk, and Environmental
Sciences)
•
Significant declines in upstream
Oil & Gas
Key Metrics:
$ in millions
2Q15
2Q14
Y/Y %
Net Sales
$1,389.4
$1,546.2
(10.1%)
Gross Profit
$284.2
$298.6
(4.8%)
Gross Margin
20.5%
19.3%
+115 bps
Adjusted EBITDA
$110.1
$120.5
(8.6%)
Adjusted EBITDA
Margin
7.9%
7.8%
+15 bps

Canada -
Highlights
Solid Results Ex-FX Translation
•
Good growth in eastern Canada
industrial markets
•
Strong early agriculture season
tapers off with dry weather and
lower demand for crop protection
products
•
Volume declines in western
Canada oil drilling markets
Key Metrics:
$ in millions
2Q15
2Q14
Y/Y %
Net Sales
$534.6
$587.7
(9.0%)
Currency Neutral
--
--
2.5%
Gross Profit
$63.0
$67.9
(7.2%)
Currency Neutral
--
--
4.6%
Gross Margin
11.8%
11.6%
+25 bps
Adjusted EBITDA
$30.4
$31.9
(4.7%)
Currency Neutral
--
--
7.5%
Adjusted EBITDA
Margin
5.7%
5.4%
+25 bps

EMEA -
Highlights
Improved Profitability
•
18% FX translation impact on
sales
•
Lower volumes driven by business
resizing
•
Gross Margin and Adjusted
EBITDA up significantly
•
Restructuring program on track
$ in millions
2Q15
2Q14
Y/Y %
Net Sales
$467.4
$596.9
(21.7%)
Currency Neutral
--
--
(4.1%)
Gross Profit
$98.6
$115.0
(14.3%)
Currency Neutral
--
--
4.9%
Gross Margin
21.1%
19.3%
+185 bps
Adjusted EBITDA
$27.1
$22.7
19.4%
Currency Neutral
--
--
39.7%
Adjusted EBITDA
Margin
5.8%
3.8%
+200 bps
Key Metrics:

Acquisition Drives Growth
•
Nov. 2014 D’Altomare acquisition
(Brazil) driving margins up
significantly with product shift to
specialty chemicals
•
Positive double-digit impact on a
currency neutral basis
•
Tight operating expense controls
•
Lower prices in commodity
products reducing overall
revenues
$ in millions
2Q15
2Q14
Y/Y %
Net Sales
$118.7
$130.6
(9.1%)
Currency Neutral
--
--
10.4%
Gross Profit
$21.4
$19.0
12.6%
Currency Neutral
--
--
40.5%
Gross Margin
18.0%
14.5%
+350 bps
Adjusted EBITDA
$6.2
$4.7
31.9%
Currency Neutral
--
--
70.2%
Adjusted EBITDA
Margin
5.2%
3.6%
+160 bps
Key Metrics:
Rest of World -
Highlights

Consolidated Balance Sheet &
Cash
Flow Highlights
(1)
Cash flow from operating activities less net cash investment in PP&E and cost method investments.
(2)
Net Debt defined as Total Debt (Long term debt plus short term financing) less cash and cash equivalents.
(3)
LTM
Earnings
before
Interest,
Taxes
and
Amortization
(EBITA)
divided
by
trailing
13
month
average
of
net
PP&E
plus
trade
working
capital
(accounts receivable plus inventory less accounts payable).
$ in millions
YTD
6/30/15
YTD 6/30/14
Y/Y %
Free Cash Flow
(1)
$51.2
$(123.6)
141.4%
Total Debt
(2)
$3,114.2
$3,949.0
(21.1)%
Net
Debt
(2)
$2,917.2
$3,785.8
(22.9)%
Return
on Assets Deployed
(3)
22.2%
21.7%
+50 bps
Cash Taxes
$16.9
$10.8
56.5%

Strengthened Financial Condition
Three transactions strengthen financial condition
IPO + Private Placement + Refinancing
•
~$760 million of equity proceeds raised in June 2015
•
Paid off all $650 million of 10.5% interest rate Mezzanine Debt
•
Refinanced entire capital structure
•
Extended debt maturities 5 years to 2022-23
•
future annual cash interest reduced ~$100 million
•
Net debt/EBITDA reduced from 5.6 times to 4.5 times
•
Credit rating raised in June 2015

Strategic Priorities
Capitalize on Organic
Growth Opportunities in
Attractive Markets
1
›
Innovative Valued-Added
Services
›
Highly Focused Sales Force
›
Full Solution Customer Value
Proposition
›
Producer-Supported
Solutions Model
Continue to Execute
on Operational
Excellence Initiatives
2
›
Commercial Excellence
Initiatives
›
Ongoing Productivity
Improvements
“Tuck-in” Acquisitions
to Complement Organic
Growth
3
›
Steady Flow of Opportunities
›
New Markets / New Products

Outlook
Key Assumptions
•
Margin improvement
•
Unfavorable FX translation impact
•
Lower demand from Oil & Gas end markets
Outlook
•
Expect third quarter 2015 Adjusted EBITDA to be modestly below the third quarter 2014 on a currency neutral basis

Appendix –
Adj. EBITDA
Reconciliation
3 months
ended 6/30
6 months
ended 6/30
LTM
$ in Millions
2015
2014
2015
2014
6/30/2015
Adjusted EBITDA
$168.6
$176.4
$314.3
$322.0
$634.0
Other Operating
Expenses, net
39.0
25.6
47.1
47.3
196.9
Depreciation
37.7
30.6
69.7
61.2
142.0
Amortization
22.4
24.1
44.3
47.8
92.5
Impairment
Charges
--
--
--
--
0.3
Interest Expense, net
63.1
64.8
126.3
128.7
248.2
Loss on Extinguishment
of
Debt
7.3
--
7.3
1.2
7.3
Other Expense, net
12.1
2.0
5.3
3.9
0.3
Income tax expense
(benefit)
(0.6)
9.8
7.0
15.2
(24.0)
Net Income (Loss)
$(12.4)
$19.5
$7.3
$16.7
$(29.5)

15